UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 6, 2015

CÜR MEDIA, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-183760	99-0375741
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2217 New London Turnpike

South Glastonbury, CT 06073

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (860) 430-1520

N/A

(Former Name of Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1.01. Entry Into a Material Definitive Agreement.

Offer to Amend and Exercise Certain Warrants to Purchase Common Stock

On April 6, 2015, CÜR Media, Inc. (the “Company”) consummated its offer to amend and exercise (the “Offer to Amend and Exercise”) certain outstanding warrants (the “Original Warrants”) to purchase an aggregate of 9,680,355 shares of the Company’s common stock, $0.0001 par value per share (“Common Stock”), originally issued to investors participating in the Company’s private placement financing with respect to which closings occurred on January 28, 2014, March 14, 2014 and March 28, 2014 (the “2014 PPO Unit Offering”).

The Offer to Amend and Exercise expired at 5:30 p.m. Eastern time on April 6, 2015 (the “Expiration Date”). Pursuant to the Offer to Amend and Exercise, an aggregate of 6,467,004 Original Warrants were tendered by their holders and were amended and exercised in connection therewith for gross proceeds to the Company of $3,233,502. Such tendered Original Warrants represented approximately 67% of the Company’s outstanding Original Warrants as of April 6, 2015.

The Original Warrants of holders who elected to participate in the Offer to Amend and Exercise were amended to reduce the exercise price from $2.00 to $0.50 per share of Common Stock, to restrict the ability of the holder of shares issuable upon exercise of the amended warrants to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any of such shares without the prior written consent of the Company for a period of ninety (90) days after the Expiration Date (the “Lock-Up Period”), and to provide that a holder, acting alone or with others, agrees not to effect any purchases or sales of any securities of the Company in any “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any type of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) or similar arrangements, or sales or other transactions through non-U.S. broker dealers or foreign regulated brokers through the expiration of the Lock-Up Period.

The warrant agent for the Offer to Amend and Exercise was paid an aggregate commission of approximately $323,350 and was issued warrants to purchase an aggregate of 646,700 shares of our Common Stock at an exercise price of $0.50 per share for a term of five (5) years (“Warrant Agent Warrants”).

The Company plans to use the net proceeds from the Offer to Amend and Exercise to fund the Company's efforts to complete the development and commercialization of CÜR Music, the Company’s next generation subscription streaming music service, including potential payments to music labels and for general working capital purposes.

Following the amendment and exercise of the 6,467,004 Original Warrants pursuant to the terms of the Offer to Amend and Exercise, and the issuance of the 646,700 Warrant Agent Warrants, the Company had 31,421,367 shares of Common Stock issued and outstanding, excluding outstanding options and warrants to purchase 4,169,423 and 4,828,085 shares of the Company’s Common Stock, respectively.

The Company issued the Original Warrants in a private placement in reliance on the exemption from registration provided by Rule 506 of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”). In connection with such transaction, the holders of the Original Warrants represented that they were “accredited investors.” Similarly, the issuance of the shares of the Company’s Common Stock upon the amendment and exercise of the 6,467,004 Original Warrants was exempt from registration under the Securities Act pursuant to Rule 506 of Regulation D. In connection with the Offer to Amend and Exercise, all holders of tendered Original Warrants represented that they were “accredited investors.” The issuance of the Warrant Agent Warrants in connection with this transaction was exempt from registration under Section 4(a)(2) of the Securities Act as a transaction by an issuer not involving any public offering.

2

Amendment of Certain Warrants to Purchase Common Stock

Effective on or prior to April 6, 2015, the Company and the holders of (a) 1,475,010 Original Warrants, that chose not to participate in the Offer to Amend and Exercise (“Non-Participating Original Warrants”), and (b) outstanding warrants to purchase 968,034 shares of the Company’s Common Stock at an exercise price of $1.00 per share, issued to the placement agent and its sub-agents in the Company’s 2014 PPO Unit Offering (the “Broker Warrants”), have approved an amendment to remove the price-based anti-dilution provisions in their warrants. As a result, the priced-based anti-dilution provisions contained in these Non-Participating Original Warrants and Broker Warrants have been removed and are of no further force or effect as of April 6, 2015, and only 1,738,341 Original Warrants still remain with priced-based anti-dilution rights.

Anti-Dilution Adjustments

Certain securities the Company issued in the 2014 PPO Unit Offering have price-based anti-dilution protection, if, within twenty-four (24) months after the final closing of the 2014 PPO Unit Offering, the Company issues additional shares of Common Stock or Common Stock equivalents (subject to customary exceptions) for a consideration per share less than $1.00. The Company is in the process of calculating the required anti-dilution adjustments resulting from the Offer to Amend and Exercise, and will file an update to disclose the results as soon as practicable.

Item 3.02. Unregistered Sale of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On April 10, 2015, the Company issued a press release with respect to the Offer to Amend and Exercise. The press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 7.01 of this Current Report on Form 8-K, including the information contained in Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release, dated April 10, 2015

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CÜR MEDIA, INC.

Date: April 10, 2015	By:	/s/ Thomas Brophy
	Name:	Thomas Brophy
	Title:	Chief Executive Officer

4